PROXY STATEMENT
PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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INX Inc.
(Name of Registrant as specified in its Charter)
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INX Inc.

6401 Southwest Freeway
Houston, Texas 77074

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 13, 2008

Notice is hereby given that the annual meeting of the stockholders of INX Inc., a Delaware corporation (the “Company”), will be held at the offices of the Company located at 6401 Southwest Freeway, Houston, Texas 77074 on Tuesday, May 13, 2008, at 10:00 AM, Central Daylight Time, and any adjournment or postponement thereof, for the following purposes:

1.	To elect four (4) nominees to the board of directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

2.	To consider and approve an amendment of the I-Sector Corp. Incentive Plan amended and restated effective July 28, 2003 (as amended, the “Plan”), to (i) change the name of the Plan to the “INX Inc. Incentive Plan” and (ii) increase the number of shares of common stock reserved for grant under the Plan from 2,723,103 shares of common stock to 3,073,103 shares of common stock;

3.	To consider and approve the 2008 INX Inc. Employee Stock Purchase Plan; and

4.	To consider and act upon such other business as may properly be presented at the annual meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 4, 2008, will be entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Each of these stockholders is cordially invited to be present and vote at the meeting in person. A list of stockholders entitled to vote at the meeting will be available for inspection ten days prior to the meeting at the principal offices of the Company, located at 6401 Southwest Freeway, Houston, Texas 77074. You can contact the Company with any further questions at (713) 795-2000.

The presence in person or by proxy at the meeting of at least a majority of all outstanding shares of common stock is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. The prompt return of proxies will ensure a quorum and save the Company the expense of further solicitation.

Please read the proxy material carefully. Your vote is important, and the Company appreciates your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,

Joseph E. Horzepa
Secretary
April 7, 2008

Whether or not you plan to attend the Meeting, please sign, date and return the enclosed proxy card as promptly as possible in the envelope provided. No postage is required if mailed in the United States. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to ensure that all your shares will be voted. Your proxy may be revoked at any time prior to the time it is voted.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS OF INX Inc. TO BE HELD ON MAY 13, 2008
SHARES OUTSTANDING AND VOTING RIGHTS
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 AMENDMENT OF THE COMPANY’S INCENTIVE PLAN
PROPOSAL 3 ADOPTION OF THE COMPANY’S 2008 EMPLOYEE STOCK PURCHASE PLAN
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
BOARD AND COMMITTEE ACTIVITY AND STRUCTURE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
ALL OTHER COMPENSATION TABLE
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
DIRECTOR COMPENSATION
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CODE OF ETHICS
DISTRIBUTION OF ANNUAL REPORTS
STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL STOCKHOLDERS MEETING
COST OF SOLICITING PROXIES
APPENDIX A

INX Inc.
6401 Southwest Freeway
Houston, Texas 77074

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
OF
INX Inc.
TO BE HELD ON MAY 13, 2008

This proxy statement and the enclosed proxy card are first being mailed to the stockholders of INX Inc., a Delaware corporation (the “Company”), commencing on or about April 11, 2008, in connection with the solicitation by the board of directors of the Company (the “Board of Directors” or the “Board”) of proxies to be voted at the annual meeting of stockholders to be held at the offices of the Company located at 6401 Southwest Freeway, Houston, Texas 77074 on Tuesday, May 13, 2008 at 10:00 a.m., Central Daylight Time and at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying notice. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “2007 Annual Report”), as amended by Amendment No. 1 thereto filed March 18, 2008, is being mailed to stockholders concurrently with this proxy statement. The 2007 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

SHARES OUTSTANDING AND VOTING RIGHTS

Record Date and Shares Outstanding

Only holders of shares of Company’s common stock, par value $0.01 per share (the “Common Stock”) of record as of the close of business on April 4, 2008 (the “Record Date”), are entitled to vote at the Meeting. As of March 20, 2008, there were 7,564,589 shares of Common Stock issued, outstanding and entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Meeting.

Quorum; Broker Non-Votes; Abstentions

The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof. The shares of Common Stock that are voted by proxy on a proposal, or that “ABSTAIN” from voting on a proposal are treated as being present at the Meeting for purposes of determining the presence of a quorum.

Broker non-votes (i.e., shares of Common Stock held by a broker or nominee that are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining the presence of a quorum for the transaction of business at the Meeting, but will not be counted for purposes of determining the number of shares with voting power with respect to a particular proposal. Accordingly, a broker non-vote will not affect the outcome of the voting on any proposal set forth in this proxy statement. Abstentions with respect to any proposal will have the same effect as a vote against such proposal.

If a quorum is not obtained, the Meeting may be adjourned for the purpose of obtaining additional proxies or votes or for any other purpose, and, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Meeting (except for any proxies which have theretofore been revoked).

Revocability of Proxy

A stockholder may revoke a proxy by:

(1)	delivering to the Company written notice of revocation;

(2)	delivering to the Company a signed proxy bearing a later date; or

(3)	appearing at the Meeting and voting in person.

Votes will be tabulated and the results will be certified by an election inspector who will be required to resolve impartially any interpretive questions as to the conduct of the vote.

Proxies will be voted in accordance with the directions specified thereon. Any proxy on which no direction is specified will be voted for the election of the nominees named herein to the Board of Directors and for approval of Proposal 2. The Company is not aware of any other matters that may be presented or acted on at the Meeting. The persons named on the proxy card may use their discretion to vote on any other matter that may properly be presented at the meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

General Information

At the Meeting, four (4) nominees are to be elected to the Board of Directors. If elected, each nominee will hold office until the next annual meeting of stockholders or until his successor is elected and qualifies.

Unless otherwise directed, the persons named as proxies in the accompanying proxy will vote for the election of the nominees named below to the Board of Directors. All of the nominees have previously been elected directors by the stockholders. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the Board of Directors. However, the Board of Directors is not aware of any circumstances that would prevent any nominee from serving if elected.

Approval and Required Vote

The four nominees for election as directors at the Meeting who receive the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, will be the duly elected directors of the Company. Broker non-votes will not have any effect on the outcome of the election. Votes withheld with respect to the election of any director will have the same effect as a vote against such director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR ELECTION TO THE COMPANY’S BOARD OF DIRECTORS.

Nominees for Director

Set forth below is certain information regarding the nominees for election to the Board of Directors:

James H. Long, age 49, is the Company’s founder and has served as the Chairman of the Board and Chief Executive Officer since its inception in 1983. Mr. Long also served as the Company’s President through December 2003. Prior to founding the Company, Mr. Long served with the United States Navy in a technical position and was then employed by IBM in a technical position.

Donald R. Chadwick, age 64, has served as a member of the Board of Directors since September 1996. He served as Secretary from February 1992 to August 2002 and served as Chief Financial Officer of the Company from February 1992 until December 1999. As Chief Financial Officer, his duties included supervision of finance, accounting and controller functions.

John B. Cartwright, age 61, has served as a member of the Board of Directors since August 2001. He has been the owner of John B. Cartwright & Associates, a Certified Public Accounting firm, since 1990. From 1973 to 1990, Mr. Cartwright was the managing partner or managing stockholder of Cartwright, Matthews, Gonsoulin & Bradley, PC, Cartwright, Matthews & Gonsoulin, a Partnership and Cartwright & Matthews, a Partnership. From 1969 to 1973, Mr. Cartwright was an Audit Supervisor of Touche Ross & Co. (now Deloitte & Touche LLP) in Houston. Mr. Cartwright is a member of the American Institute of Certified Public Accountants, Texas Society of Certified Public Accountants, Houston Chapter of the Texas Society of Certified Public Accountants, and the past President of the Houston Chapter of the Community Associations Institute.

Cary Grossman, age 54, has been the Chief Financial Officer of Blaze Recycling & Metals, LLC since July 2007. He was the Executive Vice President of Gentium, S.p.A (NASDAQ: GENT), an Italy-based biopharmaceutical company, from August 2004 until February 2007. During that period he served as

Chief Financial Officer, and later as its Chief Operating Officer. He has been a director and chair of the audit committee of INX Inc. (NASDAQ: INXI) since December 2004. Mr. Grossman was the Chairman and co-Chief Executive Officer of Coastal Bancshares Acquisition Corp., a special purpose acquisition company, from its inception in 2004 until its dissolution in March 2007. Mr. Grossman was a director of St. Bernard Software, Inc. (formerly Sand Hill IT Security Acquisition Corp.) (OTCBB: SBSW) from April 2004 through July 2006. From April 2004 to January 10, 2005, he was also its Chief Financial Officer. From 2002 until 2003 he served as Chief Financial Officer at U.S. Liquids, Inc, at the time an AMEX-listed environmental services company. Mr. Grossman left U.S. Liquids, Inc. in 2003 as a result of the acquisition of three of its businesses and was President and Chief Executive Officer of the acquiring company, ERP Environmental Services, until November 2003. From 1997 until 2002, Mr. Grossman served Pentacon, Inc., at the time an NYSE-listed company, a provider of inventory management services and distributor of components to Fortune 50 original equipment manufacturers, as a board member and in several senior executive positions, including Chairman of the Board of Directors from 2001-2002. From 1991 until 2002, Mr. Grossman was the Chief Executive Officer of McFarland, Grossman & Company, Inc., an investment banking and financial advisory firm he co-founded in 1991. Prior to that, Mr. Grossman practiced public accounting for 15 years. He earned a Bachelor of Business Administration in Accounting from The University of Texas, and is a Certified Public Accountant.

PROPOSAL 2

AMENDMENT OF THE COMPANY’S INCENTIVE PLAN

General Information

The Board of Directors approved an amendment (the “Plan Amendment”) of the I-Sector Corp. Incentive Plan amended and restated effective July 28, 2003 (as amended, the “Plan”) on April 3, 2008, subject to approval by stockholders at this Meeting. The Plan was first approved by the Board of Directors and stockholders in 2000. An amendment increasing the number of shares reserved for grant under the Plan was approved by the stockholders at the last annual meeting of stockholders held on May 15, 2007. The Company is asking stockholders to approve the Plan Amendment, as the Company believes that its continued ability to grant incentive awards under the Plan is essential to its ability to implement its strategy and to continue to attract and motivate key employees. Additionally, the Company needs to have the continued ability to grant incentive awards to future employees in conjunction with future acquisitions.

The purpose of the Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, outside directors, key employees, consultants and other key individuals by offering those persons an opportunity to acquire, or increase an existing, interest in the future success of the Company. In the judgment of the Board of Directors, this form of incentive compensation will serve to the ultimate benefit of stockholders by aligning more closely the interests of the Plan participants with the stockholders. Approval of the Plan Amendment by stockholders is also necessary to comply with the The Nasdaq Global Market listing requirements.

As of March 20, 2008, there were an aggregate of 2,723,103 shares of Common Stock issued or reserved for grant under the Plan, of which only 64,273 shares of Common Stock were available for future grants, and the closing price of the Common Stock was $7.78 per share. Because participation and the types of awards under the Plan are subject to the discretion of the Compensation Committee, the benefits or amounts that will be received by any participant or groups of participants in the Plan, including named executive officers and directors of the Company, is not currently determinable.

Description of the Plan Amendment

A description of the provisions of the Plan Amendment is set forth below. This summary is qualified in its entirety by the detailed provisions of the Plan Amendment, a copy of which is attached as Appendix A to this proxy statement. Capitalized terms not defined in this description shall have the meaning provided to such term in the Plan.

If Proposal 2 is approved by the stockholders, (i) the name of the Plan will change from the “I-Sector Corp. Incentive Plan amended and restated effective July 28, 2003” to the “INX Inc. Incentive Plan”) and (ii) the number of shares of Common Stock available for Incentive Awards under the Plan will be increased by 350,000 shares of Common Stock to a total of 3,073,103 shares of Common Stock.

Incentive awards may be granted under the Plan pursuant to the Plan Amendment prior to the receipt of such stockholder approval; provided, however, that if the requisite stockholder approval is not obtained, then any such incentive awards granted hereunder shall automatically become null and void and have no force and effect.

Approval and Required Vote

The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, is required to approve the Plan Amendment. Abstentions will have the same effect as a vote against approval of the Plan Amendment. Broker non-votes will not have any effect on the approval of the Plan Amendment. Unless otherwise indicated, properly executed proxies will be voted in favor of the proposal to approve the Plan Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PLAN AMENDMENT.

Description of the Amended and Restated Plan

A description of the provisions of the Amended and Restated Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the Amended and Restated Plan.

Administration. The Amended and Restated Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee may delegate its duties under the Amended and Restated Plan, except for the authority to grant awards or take other action on persons who are subject to Section 16 of the Exchange Act or Section 162 (m) of the Internal Revenue Code, as amended (the “Code”). In the case of an award to an outside director, the board of directors acts as the Compensation Committee. Subject to the express provisions of the Amended and Restated Plan, the Compensation Committee is authorized to, among other things, select participants and determine the size, duration and type, as well as the other terms and conditions (which need not be identical), of each award. The Compensation Committee also construes and interprets the Amended and Restated Plan and any related agreements. All determinations and decisions of the Compensation Committee are final, conclusive and binding on all parties.

Common Stock Reserved for Issuance under the Plan. The number of shares of Common Stock reserved for issuance under the Plan is 3,073,103.

Eligibility. The Amended and Restated Plan provides for the grant of Incentive Stock Options (“ISO”), within the meaning of the Code, to employees of the Company, including directors who are also employees. All other awards may be granted to employees, officers, directors and advisors or consultants engaged by the Company, provided such advisors or consultants render bona fide services in connection with the Company’s operation.

Types of Incentive Awards. Under the Amended and Restated Plan, the Compensation Committee may grant “Incentive Awards,” which can include, but are not limited to:

•	ISO’s, as defined in Section 422 of the Code;

•	“nonstatutory” stock options (“NSOs”);

•	stock appreciation rights (“SARS”);

•	shares of restricted stock;

•	performance units and performance shares;

•	other stock-based awards; and

•	cash bonuses.

Not more than the total number of shares of Common Stock reserved for issuance under the Amended and Restated Plan shall be available for any one of the following types of grants: ISOs, NSOs, SARs, shares of restricted stock, a payment of a performance share in shares of Common Stock, a payout of performance unit in shares of Common Stock, a payout of an other stock-based award in shares of Common Stock described in Section 5 of the Amended and Restated Plan (which includes, without limitation, deferred stock, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or subsidiary).

ISOs and NSOs together are called “Options.” The terms of each award will be reflected in an incentive agreement between the Company and the participant.

Options. Generally, Options must be exercised within 10 years of the grant date, except grants of ISOs to a 10% or greater stockholder which shall be 5 years. The exercise price of each ISO may not be less than 100% of the fair market value of a share of common stock on the date of grant (110% in the case of a 10% or greater stockholder). The Compensation Committee has the discretion to determine the exercise price of each NSO granted under the 2000 Stock Incentive Plan. To the extent the aggregate fair market value of shares of common stock for which ISOs are exercisable for the first time by any employee during any calendar year exceeds $100,000, those Options must be treated as NSOs.

The exercise price of each Option is payable in cash or, in the Compensation Committee’s discretion, by the delivery of shares of common stock owned by the optionee, or the withholding of shares that would otherwise be acquired on the exercise of the Option, or by any combination of the three.

SARS. Upon the exercise of an SAR, the holder will receive cash, the aggregate value of which equals the amount by which the fair market value per share of the Common Stock on the exercise date exceeds the exercise price of the SAR, multiplied by the number of shares underlying the exercised portion of the SAR. An SAR may be granted in tandem with or independently of an NSO. SARs will be subject to such conditions and will be exercisable at such times as determined by the Compensation Committee, but the exercise price per share must be at least the fair market value of a share of Common Stock on the date of grant.

Restricted Stock. Restricted stock may be subject to a substantial risk of forfeiture, a restriction on transferability or our rights of repurchase or first refusal, as determined by the Compensation Committee. Unless the Compensation Committee determines otherwise, during the period of restriction, the grantee will have all other rights of a stockholder, including the right to vote and receive dividends on the shares.

Performance Units and Performance Shares. For each performance period (to be determined by the Compensation Committee), the Compensation Committee will establish specific financial or non-financial performance objectives, the number of performance units or performance shares and their contingent values. The values may vary depending on the degree to which such objectives are met.

Other Stock-Based Awards. Other stock-based awards are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Common Stock. Subject to the terms of the Amended and Restated Plan, stock-based awards, provided that, in general, the amount of consideration to be received by us shall be either (1) no consideration other than services actually rendered (in the case of the issuance of shares), or (2) in the case of an award in the nature of purchase rights, consideration (other than services rendered) at least equal to 50% of the fair market value of the shares covered by such grant on the grant date.

Termination of Employment and Change of Control. Except as otherwise provided in the applicable incentive agreement, if a participant’s employment or other service with us (or our subsidiaries) is terminated other than due to his death, Disability, Retirement or for Cause (each capitalized term being defined in the Amended and Restated Plan), his then exercisable Options will remain exercisable until the earlier of (a) the expiration date of such Options and (b) three months after termination. If his termination is due to Disability or death, his then exercisable Options will remain exercisable until the earlier of (a) the expiration date of such options and (b) one year following termination. On retirement, his then exercisable until the earlier of (1) the date set forth in the incentive agreement or (2) six months following his termination (for ISOs, three months). On a termination for Cause, all his Options will expire at the termination date unless otherwise provided in the incentive agreement.

Upon a Change in Control affecting us, any restrictions on restricted stock and other stock-based awards will be deemed satisfied, all outstanding Options and SARs may become immediately exercisable and all the performance shares and units and any other stock-based awards may become fully vested and deemed earned in full, at the discretion of the Compensation Committee. These provisions could in some circumstances have the effect of an “anti-takeover” defense because, as a result of these provisions, a Change in Control affecting us could be more difficult or costly.

Incentive Awards Transferable. Incentive Awards generally may not be assigned, sold or otherwise transferred by a participant, other than by will or by the laws of descent and distribution, or be subject to any lien, assignment or charge, as determined by the Compensation Committee.

Amendment and Termination. Our Board of Directors may amend or terminate the Amended and Restated Plan at any time. However, the Amended and Restated Plan may not be amended, without stockholder approval, if the amendment would have the following effects:

•	Increase the number of shares of Common Stock which may be issued under the Amended and Restated Plan, except in connection with a recapitalization of the Common Stock;

•	Amend the eligibility requirements for employees to purchase Common Stock under the Amended and Restated Plan; or

•	Extend the term of the Amended and Restated Plan.

Without a participant’s written consent, no termination or amendment of the Amended and Restated Plan shall adversely affect in any material way any outstanding award granted to a participant.

Federal Income Tax Consequences

Section 162(m) of the Code limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, performance-based compensation is excluded from this limitation. The Amended and Restated Plan is designed to permit the Compensation Committee to grant options that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

To qualify as performance-based:

1)	the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

2)	the performance goal under which compensation is paid must be established by a Compensation Committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

3)	the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the Company before payment is made in a separate vote; and

4)	the Compensation Committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

In the case of compensation attributable to stock options, the performance goal requirement (summarized in (1) above) is deemed satisfied, and the certification requirement (summarized in (4) above) is inapplicable, if the grant or award is made by the Compensation Committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the Common Stock after the date of grant.

Under the Code, a director is an “outside director” of the Company if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director. The maximum number of shares of Common Stock subject to options that can be awarded under the Amended and Restated Plan to any covered employee as defined in Section 162 (m) of the Code is the lesser of (a) 600,000 shares of Common Stock or (b) ten percent (10%) of the number of issued and outstanding shares of Common Stock on the first day of the then-current fiscal quarter of the Company per calendar year and the maximum aggregate case payout with respect to any incentive awards granted in a calendar year to a covered employee is $20,000,000. The maximum number of shares of Common Stock that can be awarded under the Amended and Restated Plan to any covered employee, other than pursuant to an option, is 600,000 per calendar year.

Incentive Stock Options. The grant of an incentive stock option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met, except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section (162)m of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options. The grant of a non-qualified stock option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is non-transferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units. There are no immediate tax consequences of receiving an award of restricted stock units under the Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

New Plan Benefits

The Compensation Committee may grant awards under the Plan on a discretionary basis. Therefore, we are unable to determine the dollar value and number of awards that may be received by or allocated to (i) any of our current executive officers, (ii) our current executive officers, as a group, (iii) our current directors who are not executive officers, as a group, and (iv) our employees who are not executive officers, as a group, as a result of the approval of the increase in the number of shares available for issuance under the Plan. If the increase in the number of shares available for issuance under the Plan had been in effect during fiscal 2007, an indeterminable number of additional shares may have been issued to participants in 2007.

PROPOSAL 3

ADOPTION OF THE COMPANY’S 2008 EMPLOYEE STOCK PURCHASE PLAN

At the Annual Meeting, stockholders are being asked to approve the INX Inc. 2008 Employee Stock Purchase Plan (the “Purchase Plan”). The purpose of the Purchase Plan is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase common stock of the Company. The Purchase Plan is intended to qualify for favorable tax treatment under Section 423 of the Code.

The following is a summary of the principal features of the Purchase Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Purchase Plan. It is qualified in its entirety by reference to the full text of the Purchase Plan which is attached to this Proxy Statement as Appendix B.

The Board approved the Purchase Plan on April 3, 2008. The Purchase Plan will become effective upon its approval by the stockholders at the Annual Meeting.

All awards are made at the discretion of the Purchase Plan administrator. Therefore, the benefits and amounts that will be received or allocated under the Purchase Plan are not determinable.

As of March 20, 2008, the fair market value of a share of Company common stock was $7.78.

Share Reserve

The aggregate number of shares of the Company’s common stock that will be available for issuance under the Purchase Plan is 500,000 shares, which shares may be authorized but unissued shares or treasury shares. In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the shares, subdivision of the shares, a rights offering, a reorganization, merger, spin-off, split-up, change in corporate structure or other similar occurrence, or any other increase or decrease in the number of shares effected without receipt of consideration by the Company, the Purchase Plan administrator will make appropriate adjustments to the number and kind of shares or securities issuable pursuant to the Purchase Plan, including any limit established by the Purchase Plan administrator on the number of shares that may be purchased in any Purchase Period, the number and kind of shares or securities issuable pursuant to each outstanding purchase right under the Purchase Plan and the price per share covered by each such purchase right.

Administration

The Compensation Committee of the Board will administrator the Purchase Plan and will have the full authority to administer the Purchase Plan, including the authority to interpret and construe any provision of the Purchase Plan and to adopt such rules and regulations for administering the Purchase Plan as it may deem necessary in order to comply with the requirements of Code Section 423.

Eligibility

Employees of the Company or any designated subsidiary are generally eligible to participate in the Purchase Plan if they are customarily employed for at least 20 hours per week and for more than 5 months in the calendar year. Eligible employees may participate in an offering period under the Purchase Plan only if they are eligible employees as of a deadline date prior to the beginning of the offering period which will be established by the Purchase Plan administrator. The Company currently plans to establish the deadline date to be the date 30 days prior to the first day of each offering period.

Notwithstanding the foregoing, no employee will be eligible under the Purchase Plan if, immediately after the grant of purchase rights under the Purchase Plan, such person would own stock, including stock purchasable under any outstanding purchase rights, possessing 5% or more of the total combined voting power or value of all classes of the stock of the Company or of any parent or subsidiary, nor may any purchase right be granted that would permit any person to buy more than $25,000 worth of stock (determined by reference to the fair market value of the stock on the first day of the offering period) under all employee stock purchase plans of the Company in any calendar year.

As of March 20, 2008, approximately 355 employees (including employee directors and executive officers) would have been eligible to participate in the Purchase Plan if the plan had been in effect as of that date.

Offering Periods and Purchase Periods

The Purchase Plan may be implemented through a series of offering periods of such duration as may be established by the Purchase Plan administrator, provided that in no event may an offering period exceed 27 months. Each offering period may be composed of one or more purchase periods which also will be of such duration as may be established by the Purchase Plan administrator. The Purchase Plan will initially be implemented with 3 month offering periods, each of which will contain only one 3 month purchase period, beginning on the first trading day on or after July 1, October 1, January 1, and April 1 of each year, beginning with July 1, 2008.

Eligible employees may elect to participate in each offering period by electing to contribute between 1% and 6% of such employee’s compensation to the Purchase Plan on each payroll date during the offering period. Generally, unless the participant withdraws from the Purchase Plan or terminates employment, such contributions will automatically be applied to purchase shares on the last trading day of each purchase period. Notwithstanding the foregoing, the Purchase Plan administrator may impose a limit on the number or value of shares purchased under the Purchase Plan. The Purchase Plan will initially be implemented with a $6,000 limit on the amount of contributions that may be made to the Purchase Plan during any offering period. Further, participants will not be allowed to increase or decrease the rate of their payroll deductions during any offering period.

The purchase price per share will be equal to 85% of the fair market value on the first trading day of the offering period or, if less, 85% of the fair market value on the last trading day of the purchase period. For this purpose and all other purposes under the Purchase Plan, the fair market value on any particular date will be equal to the closing sales price as quoted on an established national stock exchange or market system on that date. If no price is reported for such date, the fair market value will equal the closing sales price reported on the last preceding date for which such price exists.

The number of shares a participant may purchase on any particular purchase date will be equal to the number of whole shares obtained by dividing the amount collected from the participant through payroll deductions during the purchase period by the purchase price in effect for such purchase, subject to the limitations described above. In addition, if the total number of shares of common stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceeded the number of shares available on the first trading day of the offering period or exceed the number of shares available on the purchase date for such offering period, the Purchase Plan administrator may, in its sole discretion, make a pro-rata allocation of the available shares to all participants in as uniform a manner as shall be practicable and shall either continue or terminate all offering periods then in effect. No fractional shares may be issued under the Plan. Any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share will be retained in the participant’s account, without interest, for the subsequent purchase period or offering period.

Termination of Purchase Rights

A participant may withdraw all, but not less than all, of the contributions made to the Purchase Plan at any time prior to the deadline date established by the Purchase Plan administrator for any purchase date. The Purchase Plan will initially be implemented such that participants must withdraw by the date which is 30 calendar days prior to any purchase date. Also, participants will be automatically withdrawn from the Purchase Plan if they terminate continuous status as an employee for any reason, including retirement or death, or if they fail to be employed for at least 20 hours per week during an offering period. Upon withdrawal, payroll deductions will cease and all of the participant’s unused contributions will be returned to the participant or, in the case of the participant’s death, to the executor or administrator of the participant’s estate (if no such executor or administrator has been appointed to the knowledge of the Company, the Company may deliver such contributions to such other person as the Company may determine).

In addition, if an offering period includes interim purchase periods, the Purchase Plan provides that, if the fair market value of the shares on any purchase date is lower than their fair market value of the shares on the first day of the offering period, participants will automatically be withdrawn from the offering period and re-enrolled in a new offering period commencing immediately following the purchase date. The Purchase Plan will initially be implemented with a 3 month offering period that includes only one 3 month purchase period which will not include interim purchase periods; therefore, this provision will have no effect under the initial plan design.

Transferability

No purchase rights or contributions credited to a participant’s account may be assigned, transferred, pledged or otherwise disposed of in any way by a participant, other than by will or the laws of descent and distribution.

Corporate Transactions

Any offering period or purchase period then in progress will terminate immediately prior to the consummation of any dissolution or liquidation of the Company, unless otherwise provided by the Purchase Plan administrator. Further, in the event of a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation, all outstanding purchase rights will be assumed or equivalent purchase rights will be substituted by the successor corporation or a parent or subsidiary of such successor corporation; provided that, if the successor corporation refuses to assume or substitute outstanding purchase rights, all outstanding purchase rights will be automatically exercised immediately prior to the consummation of the action.

Subject to the terms of the Purchase Plan, the Purchase Plan administrator may, in its discretion and in accordance with principles under Code Section 423, create special purchase periods for individuals who become employees solely in connection with the acquisition of another company or business by merger, reorganization or purchase of assets and may provide for special purchase dates for participants who will cease to be employees solely in connection with the disposition of all or a portion of any designated subsidiary or a portion of the Company.

Amendment or Termination

The Board may, at any time and for any reason, terminate or amend the Purchase Plan. No such termination may affect outstanding purchase rights, provided that the Purchase Plan or an offering period may be terminated by the Board on a purchase date or by the Board’s setting a new purchase date with respect to an offering period and purchase period then in progress if the Board determines that termination of the Purchase Plan and/or the offering period is in the best interests of the Company and the stockholders. Unless terminated earlier, the Purchase Plan will terminate on May 31, 2018.

Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences applicable to purchase rights granted under the Purchase Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisor concerning the tax implications of purchase rights granted under the Purchase Plan.

Rights to purchase shares under the Purchase Plan are intended to constitute “options” issued pursuant to an “employee stock purchase plan” within the meaning of Code Section 423.

A participant will have no taxable income upon the grant of a purchase right or upon the purchase of shares under the Purchase Plan (although payroll contributions made under the Purchase Plan will be taxable as ordinary income at the time such contributions are made).

If a participant disposes of shares purchased pursuant to the Purchase Plan within two years after the first day of the offering period with respect to which the participant purchased the shares or within one year after the purchase date (the “Holding Period), the participant will recognize ordinary income in an amount equal to the fair market value of the shares on the date of purchase minus the amount of the participant’s payroll deductions used to purchase the shares. The amount of any ordinary income recognized will be added to the participant’s tax basis in the shares and any resulting gain or loss recognized upon the disposition of the shares will be a capital gain or loss. The capital gain or loss will be long term if the participant has held the shares for more than one year after the purchase date.

If a participant disposes of shares purchased pursuant to the Purchase Plan after the Holding Period has been satisfied, the participant will recognize ordinary income equal to the lesser of the total gain on the sale (the sale price minus the purchase price of the shares), or 15% of the fair market value of the shares on the first day of the offering period. The amount of any ordinary income recognized will be added to the participant’s tax basis in the shares and any additional gain recognized upon the sale will be a long-term capital gain. If the fair market value of the shares on the date of the sale is less than the purchase price paid for the shares, no ordinary income will be recognized, and any loss recognized will be a long-term capital loss.

The Company will receive no federal income tax deduction with respect to any discount in the sale price of the Company common stock applicable to such participant if the Holding Period is satisfied. However, if the Holding Period is not satisfied, the Company generally should be entitled to a tax deduction in an amount equal to the amount taxed to the participant as ordinary income.

Approval and Required Vote

The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, is required to approve the Purchase Plan. Abstentions will have the same effect as a vote against approval of the Purchase Plan. Broker non-votes will not have any effect on the approval of the Purchase Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of the proposal to approve the Purchase Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PURCHASE PLAN.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of the Common Stock as of March 20, 2008 by:

•	each person, or group of affiliated persons, known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock;

•	each of the nominees and directors;

•	each executive officer named in the summary compensation table under “EXECUTIVE COMPENSATION” below; and

•	all of the Company’s directors and executive officers as a group.

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership(1)		Percent of Class

James H. Long	1,853,880	(2)	21.8%
John B. Cartwright	33,224	(3)	*
Donald R. Chadwick	50,210	(4)	*
Cary M. Grossman	17,024	(5)	*
Brian Fontana	34,000	(6)	*
Mark T. Hilz	431,935	(7)	5.1%
All executive officers and directors	2,420,273	(8)	28.5%

*	Less than 1%

(1)	Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares the named person has the right to acquire within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(2)	Includes 2,400 shares that may be acquired upon exercise of currently exercisable options and 2,800 shares held in a custodial account.

(3)	Includes 30,000 shares that may be acquired upon exercise of currently exercisable options.

(4)	Includes 27,686 shares that may be acquired upon exercise of currently exercisable options.

(5)	Includes 15,000 shares that may be acquired upon exercise of currently exercisable options.

(6)	Includes 34,000 shares that may be acquired upon exercise of currently exercisable options.

(7)	Includes 431,935 shares that may be acquired upon exercise of currently exercisable options.

(8)	Includes 942,462 shares that may be acquired upon exercise of currently exercisable options.

The following table sets forth, as of March 20, 2008, the address and number of shares and percentage of Common Stock owned by each stockholder of the Company that owns 5% or more of the outstanding Common Stock.

	Amount and Nature
Name and Address	of Beneficial	Percent
of Beneficial Owner	Ownership	of Class

James H. Long(1)	1,853,880	21.8%
6401 Southwest Freeway Houston, Texas 77074
Mark T. Hilz(2)	431,935	5.1%
6401 Southwest Freeway Houston, Texas 77074

(1)	Includes 2,400 shares that may be acquired upon exercise of currently exercisable options and 2,800 shares held in a custodial account.

(2)	Includes 431,935 shares that may be acquired upon exercise of currently exercisable options.

BOARD AND COMMITTEE ACTIVITY AND STRUCTURE

Board and Committee Meetings

The Board of Directors is currently composed of four members, three of which, Messrs. Cartwright, Chadwick and Grossman, are independent, as defined in Rule 4200(a)(15) of the NASD Manual (“Manual”). The Board of Directors has three (3) standing committees, an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), and a nominating committee (the “Nominating Committee”). During 2007, the Board of Directors convened one special meeting and four regularly scheduled meetings, the Audit Committee held four regularly scheduled meetings, the Compensation Committee held three meetings and Nominating Committee did not meet. Each director attended at least 75% of all meetings of the Board of Directors and each of the committees of the Board to which he belonged.

Audit Committee. The Audit Committee, which has been established in accordance with Section 3(a)(58)(A) of the Exchange Act, consists of Messrs. Cartwright, Chadwick and Grossman, each of whom is “independent” as such term is defined for audit committee members by the Manual. The Board of Directors has determined that Mr. Grossman is an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission (the “SEC”).

The responsibilities of the Audit Committee are set forth in the federal securities laws, the listing standards of The Nasdaq Global Market, and a written charter adopted by the Board of Directors and include, but are not limited to:

1.	reviewing the financial reports and other financial and related information provided by the Company to any governmental body or the public;

2.	reviewing the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

3.	reviewing the Company’s auditing, accounting and financial reporting processes generally;

4.	appointing, compensating and overseeing the work of any registered public accounting firm employed by the Company, including resolution of disagreements between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report; and

5.	approving audit services and most non-audit services provided by the Company’s independent auditors.

Compensation Committee. The Compensation Committee consists of Messrs. Cartwright, Chadwick and Grossman, all of whom are non-employee directors, each of whom is “independent” as such term is defined by the Manual. The responsibilities of the Compensation Committee are set forth in a written charter adopted by the Board of Directors. During 2007, no director or executive officer of the Company served on the compensation committee or the board of directors of any company for which Messrs. Cartwright, Chadwick and Grossman served as executive officers or directors.

The Compensation Process

The Role of the Compensation Committee

The Compensation Committee, which consists of all independent directors, is appointed by the Board of Directors of to assist the Board in carrying out its responsibilities by reviewing or approving management compensation issues and making recommendations to the Board as appropriate. In particular, the Compensation Committee is responsible for discharging the Board’s responsibilities relating to compensation of the Company’s Chief Executive Officer, President & Chief Operating Officer and Chief Financial Officer (“Named Executive Officers”), including the responsibility to:

•	review the adequacy and form of, and recommend to the Board or approve the compensation of the Company’s Named Executive Officers;

•	review and make recommendations to the Board with respect to the Company’s stock option plans, and approve any proposed awards under such plans;

•	ensure that all equity-compensation plans and material revisions to such plans are approved by the Company’s stockholders;

•	review and make recommendations to the Board with respect to any change to the Company’s compensation plans involving a material annual change in cost to the Company;

•	review corporate goals and objectives relevant to the compensation of the Chief Executive Officer of the Company; and

•	evaluate the performance of the Chief Executive Officer in light of such goals and objectives.

Committee Meetings

The Compensation Committee meets as often as it determines necessary. The Committee Chairman works with the Chief Executive Officer to establish the meeting agenda. The Committee typically meets with the Chief Executive Officer present. The Committee also regularly meets in executive sessions without management present.

The Committee receives and reviews materials in advance of each meeting. These materials include any materials that the Committee has specifically requested as well as information that will be helpful to the Committee in the compensation-setting process. Depending on the agenda for the particular meeting, these materials as they relate to compensation of the Named Executive Officers may include:

•	a compensation summary detailing the total actual and proposed compensation of the Named Executive Officers, including base salary, bonus awards and long-term ownership participation, and any other form of compensation;

•	review of corporate performance objectives for the upcoming fiscal year;

•	Named Executive Officer performance and progress in meeting corporate performance objectives;

•	industry comparison and any other relevant information; and

•	details of the Named Executive Officers’ unvested stock option holdings and changes in stock ownership.

Management’s Role in the Compensation Process

The Chief Executive Officer plays a significant role in the compensation-review process. The Chief Executive Officer discusses, directly or indirectly, the adequacy of proposed compensation plans with each Named Executive Officer together with the Company’s proposed financial performance and other goals to improve the Company’s operations. Based on those discussions the Chief Executive Officer presents his recommendations on compensation, including his own compensation plan, to the Compensation Committee.

The Chief Executive Officer prepares meeting information for each Compensation Committee meeting and is expected to be available to attend meetings or portions thereof upon request of the Committee to answer Committee questions arising out of the materials presented to the Committee.

Compensation Decisions

Compensation decisions are generally made in the first quarter of the fiscal year, at the time of the approval of the previous year’s financial statements. At this first quarter Compensation Committee meeting, the performance of the Named Executive Officers for the previous fiscal year is evaluated, and annual bonus and stock option awards are granted with respect to performance for that year. Also at this meeting, base salaries and prospective bonus awards are set for the upcoming fiscal year.

The Compensation Committee evaluates the proposed compensation plans for each Named Executive Officer relative to:

•	the adequacy of the level of compensation to motivate the Named Executive Officers to attain the financial performance goals of the Company;

•	the adequacy of the level of compensation relative to the market for high quality, experienced executives;

•	the adequacy of the compensation plan to align the interests of the Named Executive Officers with the enhancement of long-term shareholder value;

•	the adequacy of the compensation plans to accomplish the compensation objectives and policies of the Company; and

•	the efficacy of the level of and components of the compensation compared to other similarly situated publicly-held companies.

Compensation decisions for the Named Executive Officers are approved by the Compensation Committee in an executive session, without management present.

In March 2008, the Compensation Committee established performance based incentive plans for the Named Executive Officers which includes a Cash Bonus Plan and an Equity Incentive Plan.

•	Cash Bonus Plan. The Cash Bonus Plan is designed to pay a quarterly cash bonus award, which cash bonus is calculated as a percentage of base salary with a target bonus percentage of 40% of base salary when operating income equals 100% of the target plan for operating income, and a maximum bonus percentage of 95% if operating income exceeds 200% of target plan, with all calculations performed using a two-quarter moving average in order to smooth any aberrations in actual quarterly results that might occur.

•	Equity Incentive Plan. The Equity Incentive Plan is designed to be paid in two components, each paid in shares of restricted common stock vesting over five years, with such equity grant being made as soon as practicable following the issuance of the Company’s annual report on Form 10-K for 2008. The two components of the Equity Incentive Plan are designed to provide a financial incentive for the Named Executive Officers of the Company to maximize return on invested capital and also improve operating profit margin. The equity incentive payable under the plan is designed to provide a long-term incentive to stay with the Company and continue to maximize shareholder value, as the equity incentive issued under the plan vests over five years. The amount payable under Equity Incentive Plan constitutes a bonus “pool” that is shared by the Named Executive Officers of the Company. The two components of the Equity Incentive Plan, which together make up the entire equity “pool” payable as a bonus are:

(1) A “return on utilized capital” component in which an amount equal to 10% of the dollar amount of operating income over and above a threshold of 10% of the average “utilized capital” used in the operations of the business during the year will be paid to the Named Executive Officers in the form of shares of restricted common stock vesting over five years.

(2) An “operating income margin improvement” component in which 10% of the operating income over and above a level of 2% of revenue will be paid to the Named Executive Officers in the form of restricted common stock vesting over five years.

Nominating Committee. The Nominating Committee consists of Messrs. Cartwright, Chadwick and Grossman, all of whom are non-employee directors, each of whom is “independent” as such term is defined by the Manual. The responsibilities of the Nominating Committee are set forth in the written charter adopted by the Board of Directors and include, but are not limited to:

1.	reviewing the structure of the Board to assure that the proper skills and experience are represented on the Board;

2.	recommending to the full Board candidates to fill vacancies on the Board as they occur;

3.	recommending prior to each annual meeting of shareholders, a slate of nominees for election or reelection as Directors by the shareholders at the annual meeting;

4.	reviewing potential candidates for the Board as recommended to it and report to the Board regarding results of such review;

5.	seeking out and evaluating candidates to serve as Board members, and considering candidates submitted by shareholders of the Company in accordance with the notice provisions and procedures set forth in the by-laws of the Company;

6.	periodically make recommendations to the Board with respect to the size of the Board;

7.	recommending to the Board the membership of the committees of the Board, other than this committee; and

8.	developing and implementing continuing education programs for all directors, including orientation and training programs for new directors.

Director Nomination Procedure

The Nominating Committee will solicit and receive recommendations for nominees to the Board from other members of the Board, senior executives, individuals personally known to members of the Board and third party search firms, as appropriate. Consideration of potential nominees typically will involve a series of internal discussions, review of information concerning the candidate, and, if appropriate, interviews with selected candidates.

In order to be considered for membership on the Board of Directors, a candidate should possess, at a minimum, the following qualifications:

•	high personal and professional ethics and integrity;

•	commitment to representing the long-term interests of stockholders;

•	objective, practical and mature judgment; and

•	willingness to understand the business of the Company and to devote adequate time to carry out the duties of a director.

These factors, and other qualifications considered useful by the Nominating Committee, are reviewed in the context of an assessment of the perceived needs of the Company and the Board at a particular moment in time.

The Nominating Committee will evaluate candidates recommended by stockholders using the same criteria as it uses in evaluating other candidates to the Board. A stockholder seeking to recommend a candidate for consideration by the Nominating Committee may submit the nominee’s name and qualifications to the Company by mailing it to the address listed below under “Communicating with the Board of Directors.”

Director Attendance at Annual Meeting

The Board of Director’s policy regarding director attendance at the annual meeting is that they are welcome to attend, and the Company will make appropriate arrangements for directors that choose to attend. In 2007, only Mr. Long attended the annual meeting.

Communicating with the Board of Directors

Any stockholders who desire to contact the Board or specific members of the Board may do so by writing to:

Board of Directors
INX Inc.
6401 Southwest Freeway
Houston, Texas 77074

EXECUTIVE OFFICERS

The Company’s executive officers serve until resignation or removal by the Board of Directors. Set forth below is certain information about the Company’s executive officers.

James H. Long — See Nominees for Director.

Mark T. Hilz, age 49, was appointed as our President and Chief Operating Officer in December 2003. Mr. Hilz’ responsibilities include management of our operations. Mr. Hilz has also served as the President of InterNetwork Experts, Inc. since its founding in July 2000 until it was merged into I-Sector Corporation in December 2005. Mr. Hilz served as a director of our company from April 1999 until June 2001. From January 1999 to June 2000, Mr. Hilz was Vice President of Project Development at Mathews Southwest, LLC, a real estate investment and development firm headquartered in Dallas. From 1998 to July 2000, Mr. Hilz was one of our directors and the Chief Executive Officer of Nichecast, Inc., a privately held internet services company. From July 1990 to July 1998 Mr. Hilz was the founder, President and Chief Executive Officer of PC Service Source, Inc., a publicly held distributor of personal computer hardware for the repair industry. Before that, Mr. Hilz was founder, President and Chief Executive Officer of Hilz Computer Products, Inc., a privately held wholesale computer products distributor.

Brian Fontana, age 50, has served as the Chief Financial Officer since January 2005. Mr. Fontana has an extensive financial management background that includes the management of the accounting, finance, investor relations, internal information systems and legal functions for large, complex organizations, including organizations that were executing strategies for rapid expansion through acquisitions. As CFO, he has managed multiple initial public offerings, follow-on equity offerings, private equity offerings, public debt placements and syndicated bank financings. He previously held the position of CFO at three NYSE listed public companies, one NASDAQ listed company and two privately held companies. His prior experience includes serving as Chief Financial Officer of Talent Tree, Inc., a privately-held workforce outsourcing organization; PerformanceRetail, Inc., an early-stage venture-capital funded software company; Drypers Corporation, a NASDAQ listed multinational diaper manufacturing company; Pentacon, Inc., a NYSE listed fastener distribution company; Prime Service, Inc., a NYSE listed equipment rental company; and National Convenience Stores, Inc., a NYSE listed operator of convenience stores. Mr. Fontana is a 1981 graduate of the University of Texas, where he earned a BBA in Finance.

Paul Klotz, age 46, was appointed as the Vice President of Operations effective December 31, 2005 and held a similar position with InterNetwork Experts, Inc. since August 2000. Mr. Klotz’ responsibilities include the operations management of the IP communications business. From 1997 to July 2000, Mr. Klotz was the Vice President of Marketing of PC Service Source. Before that, Mr. Klotz served as the Vice President of Acme Keystone, a privately held consumer products manufacturing company.

Larry Lawhorn, age 55, was appointed as our Controller and Chief Accounting Officer in April 2005 and is responsible for our accounting and reporting functions. From August 2001 to April 2005, Mr. Lawhorn was the Vice President — Corporate Controller for Talent Tree, Inc., a privately-held workforce outsourcing organization headquartered in Houston, Texas. From March 1987 to July 2001, Mr. Lawhorn served with Corporate Express, Inc. headquartered in Broomfield, Colorado as regional controller and division president in Houston, Texas and Baton Rouge, Louisiana, respectively. Previously, Mr. Lawhorn served with Coopers & Lybrand (now PriceWaterhouseCoopers) for eleven years. Mr. Lawhorn is a Certified Public Accountant and he is a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants.

Family Relationships

There are no family relationships among any of our directors and executive officers.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information about compensation we paid or awarded for services rendered during the fiscal year ended December 31, 2007 to our Chief Executive Officer, Chief Financial Officer, and the three most highly compensated executive officers who were serving as executive officers at the end of 2007 and whose total annual salary and bonus exceeded $100,000 (the “Named Executive Officers”).

							Non-Qualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and				Awards	Awards	Compensation	Earnings	Compensation
Principal Position	Year	Salary ($)	Bonus ($)	($)(1)	($)(1)	($)	($)(2)	($)(3)	Total ($)

James H. Long	2007	$230,000	$67,083	$—	$—	$—	$—	$24,598	$321,681
Chairman and Chief Executive Officer	2006	$120,000	$216,146	$—	$—	$—	$—	$34,391	$370,537
Mark T. Hilz	2007	230,000	77,625	—	—	—	—	—	307,625
President and Chief Operating Officer	2006	230,000	117,438	—	—	—	—	—	347,438
Brian Fontana	2007	220,000	84,250	—	120,216	—	—	—	424,466
Vice President and Chief Financial Officer	2006	220,000	81,400	10,184	71,027	—	—	—	382,611

(1)	Dollar amounts in the Stock Awards and Option Awards columns reflect the compensation expense recognized by INX for financial statement purposes with respect to restricted stock and stock options during the 2007 fiscal year in accordance with Statement of Financial Accounting Standards (“SFAS”) 123R. For a discussion of valuation assumptions, see Note 11 to our consolidated financial statements included in our 2007 Annual Report.

(2)	The Company’s named executive officers do not participate in any defined benefit, actuarial pension plan or any other post-retirement supplementary compensation plans.

(3)	Amounts exclude the value of perquisites and personal benefits which are less than $10,000. The cost of employee benefits under plans available to all Company employees are excluded. Refer to the All Other Compensation Table below for details of amounts paid or incurred as disclosed in the Summary Compensation Table.

ALL OTHER COMPENSATION TABLE

The table details each item of compensation of our named executive officers for the fiscal year ended December 31, 2007 required to be included in the “All Other Compensation” column in the Summary Compensation Table above:

Amount Reported
Under All Other
Name and Description	Compensation

James H. Long:
Vehicles(1)	$23,319
Other	1,279

Total	$24,598

(1)	Compensation reported for vehicles represents the aggregate incremental cost incurred by the Company for vehicle depreciation, actual gasoline and repairs reimbursement, and insurance premium cost.

Narrative Disclosure to Summary Compensation Table

During the 2007 fiscal year in accordance with our compensation objectives and policies, our Named Executive Officers received compensation comprised of a base salary, a quarterly or annual bonus award and an allocation of stock options.

Under the terms of their respective employment agreements (collectively, the “Executive Employment Agreements”), Messrs. Long, Fontana, and Hilz were entitled to an annual base salary for 2007 of $230,000, $220,000, and $230,000, respectively, plus other bonuses, the amounts and payment of which are within the discretion of the Compensation Committee. There were no changes in base salary for 2007 except Mr. Long’s base salary was adjusted from $120,000 to $230,000 effective February 1, 2007. For 2008, the annual base salary of Messrs. Long, Fontana, and Hilz was adjusted to $253,000, $242,000, and $253,000, respectively. The agreements with Messrs. Fontana, and Hilz also include special bonus plan provisions that may be changed or eliminated at the Company’s sole discretion. The Executive Employment Agreements generally provide that the executive officer will not, for the term of his employment and for a period of either twelve or eighteen months, whichever the case may be, following the end of such executive officer’s employment with the Company, compete with the Company, disclose any of the Company’s confidential information, solicit any of the Company’s employees or customers or otherwise interfere with the Company’s business relations. The non-compete provision with Mr. Long does not apply if the Company elects to terminate Mr. Long’s employment without cause; except that, the Company may elect to continue the non-compete restrictions in that event by paying Mr. Long a severance amount during the restricted period. The severance amount payable to Mr. Long is based upon the greater of 75% of his salary at the time of termination or 75% of his average monthly salary and bonus, calculated based on his compensation during the 12 month period prior to his termination. may be terminated by either party at any time, with or without notice. If we terminate Mr. Fontana’s employment without cause, Mr. Fontana is entitled to severance compensation equal to six months base salary, plus an additional one month of base salary for each year of employment completed, up to an additional six months of base salary, for a maximum of twelve months of base salary paid.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table details outstanding stock options awards classified as exercisable and unexercisable as of December 31, 2007 for each Named Executive Officer. There were no unvested stock awards as of December 31, 2007.

	Option Awards
			Equity Incentive
	Number of	Number of	Plan: Number of
	Securities	Securities	Securities
	Underlying	Underlying	Underlying	Option	Option
	Unexercised Options	Unexercised Options	Unexercised	Exercise	Expiration
Name	(#) Exercisable	(#) Unexercisable	Unearned Options (#)	Price ($)	Date

James H. Long	2,400	$—	—	$1.50	9/30/2008
Mark T. Hilz	387,582	—	—	1.10	3/1/2012
	40,816	—	—	1.84	9/1/2013
	3,537	—	—	4.14	10/2/2013
Brian Fontana	—	45,000 (1)	—	7.65	1/2/2015
	2,000	6,000 (2)	—	4.50	11/2/2015
	—	40,000 (3)	—	6.58	5/2/2016
	—	35,000 (4)	—	9.58	3/6/2017

(1)	The stock options were granted on January 3, 2005 and vest in 15,000 share increments on January 3, 2008; January 3, 2009; and January 3, 2010.

(2)	The stock options were granted on November 3, 2005 and vest in 2,000 share increments on November 3, 2008; November 3, 2009; and November 3, 2010.

(3)	The stock options were granted on May 3, 2006 and vest in 10,000 share increments on May 3, 2008; May 3, 2009; May 3, 2010; and May 3, 2011.

(4)	The stock options were granted on March 6, 2007 and vest in 5,000 share increments on March 6, 2008; March 6, 2009; March 6, 2010; March 6, 2011; March 6, 2012.

DIRECTOR COMPENSATION

Effective April 1, 2007, the quarterly retainer received by each non-employee director was increased to $5,000 from $3,000. Each non-employee director receives a $1,000 fee for each Board and Audit Committee meeting they attend in person and a $500 fee for each Compensation Committee and Nominating Committee meeting they attend, as well as reasonable out-of-pocket expenses incurred to attend the meetings. For telephonic board meetings lasting more than one hour, each non-employee board member in attendance receives a $500 fee, and for telephonic board meetings lasting less than one hour, each non-employee board member is paid a $300 fee. In addition, the chairperson of the Audit Committee receives an additional $4,000 quarterly retainer. An additional $1,000 fee per special committee meeting is paid to any non-employee director that is serving as the chairperson of such special committee.

Beginning March 6, 2007, non-employee directors receive a fully vested common stock grant based on the number of shares equal to $30,000 upon re-election to the Board, valued as of the date of re-election. Previously the non-employee directors received a fully vested common stock option grant of 5,000 shares upon re-election to the Board.

The following table provides the compensation of our non-employee directors for the fiscal year ended December 31, 2007:

					Change in
					Pension
					Value and
	Fees				Non-Qualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation
Name	($)	($)(1)	($)(1)	($)	($)(2)	($)(3)	Total ($)

John B. Cartwright	$28,000	$30,000	—	—	—	—	$58,000
Donald R. Chadwick	28,000	30,000	—	—	—	—	58,000
Cary M. Grossman	42,000	30,000	—	—	—	—	72,000

(1)	Dollar amounts in the Stock Awards and Option Awards columns reflect the compensation expense recognized by INX for financial statement purposes with respect to restricted stock and stock options during the 2007 fiscal year in accordance with Statement of Financial Accounting Standards (“SFAS”) 123R. For a discussion of valuation assumptions, see Note 11 to our consolidated financial statements included in our 2007 Annual Report.

(2)	The Company’s directors do not participate in any defined benefit, actuarial pension plan or any other post-retirement supplementary compensation plans.

(3)	Amounts exclude the value of perquisites and personal benefits which are less than $10,000.

AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities for the year 2007:

The Audit Committee exists to provide independent, objective oversight of the Company’s accounting functions and internal controls. Under the listing standards of The Nasdaq Global Market, all of the members of the Audit Committee are independent. The Audit Committee operates under a written charter adopted by the Board of Directors.

The Audit Committee held four regularly scheduled meetings in 2007. The Audit Committee has held discussions with management and Grant Thornton, LLP (“Grant Thornton”), the Company’s independent auditors, regarding the audited financial statements for the year ended December 31, 2007. The Audit Committee reviewed with the independent auditors who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to quality, not just the acceptability, of the Company’s accounting functions and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has also discussed with Grant Thornton the matters required to be discussed by the Statement of Auditing Standards No. 61 (Communication with Audit Committees) , as amended, and by the Statement of Auditing Standards No. 90 (Audit Committee Communications).

In addition, the Audit Committee has received a written statement from Grant Thornton describing all relationships between the independent auditors and the Company that may impact their objectivity and independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Grant Thornton matters relating to its independence, including review of audit and non- audit fees and any relationships that may impair its independence and satisfied itself as to their independence.

Based on the foregoing, the Audit Committee of the Company has recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s 2007 Annual Report for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Cary M. Grossman, Chairman
John B. Cartwright
Donald R. Chadwick

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2007, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. In the unaudited interim periods ended March 31, 2007, June 30, 2007 and September 30, 2007, and through December 31, 2007, there were no disagreements with Grant Thornton on any matter of accounting principles or practices or financial statement disclosure. During the fiscal year ended December 31, 2007, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Representatives of Grant Thornton are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Principal Accounting Firm Fees

The following information sets forth the aggregate fees billed or to be billed by Grant Thornton for services performed for the fiscal years 2006 and 2007. The Audit Committee has reviewed the audit and non-audit fees that we paid to the independent accountants for purposes of considering whether such fees are compatible with maintaining the auditor’s independence.

Audit Fees. Estimated fees billed for services rendered by Grant Thornton for the audit of our financial statements included in our annual report, reviews of financial statements included in our quarterly reports, and consents in connection with shelf registration statements were $339,442 and $370,590 for 2006 and 2007, respectively.

Audit-Related Fees. We did not retain Grant Thornton for any audit related services in 2006 and 2007 and there were no fees for audit-related services during those years.

Tax Fees. We did not retain Grant Thornton for any tax related services in 2006 and 2007 and there were no fees for tax-related services during those years.

All Other Fees. There were no fees incurred under the all other services category in 2006 and 2007.

Our Audit Committee must pre-approve all audit and non-audit services that we receive from our independent accountants. This pre-approval authority may be delegated to a single member of the Audit Committee and then reviewed by the entire Audit Committee at the committee’s next meeting. Approvals of non-audit services will be publicly disclosed in our periodic reports filed with the SEC. For 2007, the Audit Committee pre-approved 100% of the 2007 audit and non-audit services we received from our independent accountants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under an agreement that expired on January 31, 2007 (the “Old Lease”), the Company leased approximately 48,000 square feet of office space from Allstar Equities, Inc., (“Allstar”), wholly-owned by Mr. James H. Long, the Company’s Chief Executive Officer and largest shareholder. The office space was leased under the Old Lease at the rate of $37,192 per month triple net. Due to the sale of the Company’s former Stratasoft and Valerent subsidiaries, substantially less space was required by the Company at this location. Accordingly, on

October 11, 2006, the Company executed a new lease agreement (“New Lease”) with Allstar effective February 1, 2007, reducing the leased space to 16,488 square feet under the following terms:

•	A lease term of eighty-four months ending January 31, 2014.

•	Base rent of $19,923 per month, gross. Under the Old Lease, occupancy expenses such as electricity, gas, water, janitorial, and security averaging approximately $280,000 per year are paid by the Company. Under the New Lease these services are included in the base rent with the costs born by the landlord.

•	A buildout allowance of $30,938 to be used by the Company to partially offset the costs of remodeling the leased premises and first floor common areas. The buildout allowance was provided by reducing the monthly lease payment from $20,438 to $19,923.

•	A security deposit of $19,923 is required, which is a reduction from the $37,692 currently held by Allstar.

•	The Company has the option to terminate the lease at the end of the sixtieth or seventy-second month of the lease term. In order to exercise its option, the Company is required to provide Allstar with a minimum of 180 days advance written notice of its intent to terminate the lease. If 360 days of advance written notice is given by the Company, a termination fee of one month’s base rent is immediately payable, and if 180 days of advance written notice is given by the Company, a termination fee of two months’ base rent is immediately payable.

•	At any time during the term of the lease, Allstar has the right to pay the Company in cash the amount of unamortized buildout allowance, after which the monthly basic rent payable under the lease increases from $19,923 to $20,438 for the remaining term of the lease.

•	The Company has the option to renew the lease for two additional terms of five years each at the lesser of the then prevailing fair market rental rate or 105% of the base rent under the New Lease.

The Audit Committee of the Board of Directors engaged the services of an independent real estate consultant to evaluate the fair market rental and related lease terms for comparable facilities in Houston. Based on the recommendations of the independent consultant the Audit Committee of the Board of Directors approved the transactions contemplated by the New Lease.

On January 25, 2008, Allstar sold the building and rights under the Lease to the General Consulate of Equatorial Guinea (“Consulate”), an unrelated third party. In connection with the sale of the building, INX, Allstar and Consulate executed a First Amendment to INX Inc. Lease Agreement (“Amendment”) on January 22, 2008, which included the following terms:

•	INX has the sole option to terminate its lease with 120 days notice for reasons specified in the Amendment. INX is not required to pay rent during the 120 day notice period.

•	INX has the right of first refusal on additional space on the second floor of the building.

The Audit Committee of the Board of Directors reviewed and approved the related party transaction contemplated by the Amendment.

Pursuant to Nasdaq Rule 4350(h), the Audit Committee approves all transactions with related parties required to be disclosed under Securities and Exchange Commission Regulation S-K, Item 404. Related parties include the Company’s directors, executive officers, and shareholders known by us to be the beneficial owner of more than five percent of our common stock, and their respective immediate family members. To help identify related party transactions, we require our directors and executive officers to complete a director and officer questionnaire identifying any transaction with us in which the director or officer or their immediate family member has an interest. The above related party transactions were the only 2007 transactions requiring Audit Committee approval under Nasdaq Rule 4350(h).

INX Inc. has no parent company as discussed in Item 404(d)3.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s directors, executive officers, and stockholders who own more than 10% of the Common Stock (the “Reporting Persons”) are required to file reports of stock ownership and changes in ownership of common stock with the SEC and to furnish the Company with copies of all such reports they file. The Company believes that, for fiscal year 2007, all the Reporting Persons complied with all applicable filing requirements except:

•	James H. Long filed one day late a Form 4 reporting a sale transaction of common stock,

•	Mark Hilz filed one day late Form 4’s reporting two sale transactions of common stock,

•	Brian Fontana filed one day late a Form 4 reporting a grant of options on common stock, and

•	Mark Wilhelm filed one Form 4 eighteen days late and one Form 4 seven days late reporting sale transactions of common stock.

CODE OF ETHICS

The Board of Directors has adopted a Code of Ethics applicable to the Company’s Chief Executive Officer and other senior officers and has also adopted a Code of Ethics for Financial Executives (together, the “Codes”). Copies of the Codes are available on the “Investor Information” page of the Company’s website at http://www.i-sector.com. The Company will provide the Codes in print, free of charge, to stockholders who request them. Any waiver of the Codes with respect to executive officers and directors may be made only by the Board of Directors or a Board committee and will be promptly disclosed to stockholders on the Company’s website, as will any amendments to the Codes.

DISTRIBUTION OF ANNUAL REPORTS

The 2007 Annual Report to stockholders covering the year ended December 31, 2007 was mailed concurrently with this proxy statement to each stockholder entitled to vote at the Meeting.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL STOCKHOLDERS MEETING

Any stockholder who wishes to submit a proposal for consideration at the 2009 annual stockholders meeting, but not for inclusion in the proxy statement, will be required to submit such proposal to the Company in writing no earlier than November 13, 2008 and no later than March 13, 2009. Under applicable rules of the SEC, management may vote proxies in their discretion regarding these proposals if (1) the Company does not receive notice of the proposal on or prior to March 13, 2009, or (2) the Company receives written notice of the proposal on or prior to March 13, 2009, describes the proposal in our proxy statement relating to the 2009 annual stockholders meeting and states how the management proxies intend to vote with respect to such proposal. To have a proposal included in the proxy statement and form of proxy for the 2009 annual stockholders meeting, a stockholder must deliver such proposal by January 13, 2009. Stockholder proposals and notices should be sent to Secretary, INX Inc., 6401 Southwest Freeway, Houston, Texas 77074. However, if the date of the 2009 annual stockholders meeting is a date that is not within 30 days before or after May 13, 2009, the anniversary date of the Meeting, notice by the stockholder of a proposal must be received no later than the close of business on the 10th calendar day after the first to occur of (i) the day on which notice of the 2009 annual stockholders meeting is mailed or (ii) public disclosure of the date of the 2009 annual stockholders meeting is made, including disclosure in a Quarterly Report on Form 10-Q filed by the Company with the SEC.

COST OF SOLICITING PROXIES

The cost of soliciting proxies, including the cost of reimbursing banks and brokers for forwarding proxies and proxy statements to their principals, in the accompanying form, will be borne by the Company. In addition to solicitations by mail, a number of regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person or by telephone, for which they will receive no additional compensation. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for their customary out-of-pocket and reasonable expenses incurred in forwarding proxy materials to beneficial owners.

The persons designated as proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the Meeting. Management does not know of any matters other than those referred to in this proxy statement that will be presented for action at the Meeting.

By Order of the Board of Directors,

Joseph E. Horzepa
Secretary
April 7, 2007

APPENDIX A

Sixth Amendment to the
I-SECTOR CORP. INCENTIVE PLAN
(As Amended and Restated Effective July 28, 2003)

WHEREAS, the I-Sector Corp.  Incentive Plan as amended and restated effective July 28, 2003, (the “Plan”) was adopted by the Board of Directors of INX Inc. and approved by shareholders on July 28, 2003; and

WHEREAS, under Section 7.7 of the Plan the Board has the authority to amend the Plan subject to certain shareholder approval requirements; and

WHEREAS, the Board has authorized this sixth amendment of the Plan subject to stockholder approval as provided herein.

NOW THEREFORE, the Plan is hereby amended as follows:

The first and second sentences of Section 1.1 of the Plan shall be amended in their entirety to read as follows:

“The INX Inc. Incentive Plan as amended and restated effective July 28, 2003 (the “Plan”) amends and restates the Allstar Systems, Inc. 2000 Stock Incentive Plan (the “Prior Plan”) to increase the number of shares of Common Stock available for Incentive Awards and to make certain other changes as provided herein. Allstar Systems, Inc. changed its name to I-Sector Corp. and I-Sector Corp. subsequently changed its name to INX Inc.”

All other references to “I-Sector Corp.” in the Plan shall be replaced with the term “INX Inc.”

Section 1.4 shall be amended in its entirety to read as follows:

1.4 Shares of Common Stock Available for Incentive Awards

Subject to adjustment under Section 6.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) 3,073,103 Shares of Common Stock. The total number of Shares reserved for issuance under the Plan (pursuant to the previous sentence) shall be available for any one of the following types of grants: Incentive Stock Options, Nonstatutory Stock Options, SAR, Restricted Stock, a payment of a Performance Share in Shares, a payout of a Performance Unit in Shares, a payout of an Other Stock-Based Award in Shares described in Section 5 which includes, without limitation, Deferred Stock, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards.

During any period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

(a) Subject to adjustment as provided in Section 6.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, in any calendar year pursuant to any Incentive Award held by any individual Employee shall be 3,073,103 Shares.

(b) The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any individual Employee shall be Twenty Million dollars ($20,000,000).

(c) With respect to any Stock Option or Stock Appreciation Right granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Employee hereunder to the extent such is required in accordance with Section 162(m) of the Code.

(d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

The Plan as amended hereby is effective on April 3, 2008, subject to approval of the stockholders of the Company within one year from April 3, 2008. Incentive Awards may be granted under the Plan pursuant to this amendment prior to the receipt of such stockholder approval; provided however, that if the requisite stockholder approval is not obtained then any such Incentive Awards granted hereunder shall automatically become null and void and have no force and effect.

INX Inc.

By:	/s/ James H. Long
James H. Long, Chairman of the Board
and Chief Executive Officer

APPENDIX B

INX INC. 2008 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Code Section 423 (including any amendments or replacements of such Section). The provisions of the Plan shall, accordingly, be construed in a manner consistent with the requirements of Code Section 423 and the applicable guidance of the Internal Revenue Service related thereto.

2. Definitions.

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” means the Common Stock of the Company.

(d) “Company” means INX, Inc., a Delaware corporation.

(e) “Compensation” means all W-2 cash compensation, including, but not limited to, base salary, wages, bonuses, incentive compensation, commissions, overtime, shift premiums, plus draws against commissions, provided, however that compensation shall not include any long term disability or workmen’s compensation payments, sabbatical payments, car allowances, tuition, relocation payments, expense reimbursements and any income realized as a result of participation in any stock option, stock purchase, or similar plan of the Company or of any Designated Subsidiary, and further provided, however, that for purposes of determining a participant’s compensation, any election by such participant to reduce his or her regular cash remuneration under Code Sections 125 or 401(k) shall be treated as if the participant did not make such election.

(f) “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) transfers between locations of the Company or between the Company and its Designated Subsidiaries, or (ii) any sick leave, military leave, or any other leave of absence approved by the Company, provided that any such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time.

(g) “Contributions” means all amounts credited to the account of a participant pursuant to the Plan.

(h) “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

(i) “Designated Subsidiaries” means the Subsidiaries which have been designated by the Plan Administrator from time to time in its sole discretion as eligible to participate in the Plan.

(j) “Employee” means any common law employee of the Company or one of its Designated Subsidiaries.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” means the market price of a Share as determined in good faith by the Board. Such determination shall be conclusive and binding on all persons. The Fair Market Value shall be determined by the following:

(i) If the Shares are admitted to trading on any established national stock exchange or market system on the date in question then the Fair Market Value shall be equal to the closing sales price for such Shares as quoted on such national exchange or system on such date; or

(ii) if the Shares are admitted to quotation or are regularly quoted by a recognized securities dealer but selling prices are not reported on the date in question, then the Fair Market Value shall be equal to the mean between the bid and asked prices of the Shares reported for such date.

In each case, the applicable price shall be the price reported in such source as the Board deems reliable; provided, however, that if there is no such reported price for the Shares for the date in question, then the Fair Market Value shall be equal to the price reported on the last preceding date for which such price exists. If neither (i) or (ii) are applicable, then the Fair Market Value shall be determined by the Board in good faith on such basis as it deems appropriate.

(m) “Offering Date” means the first trading day of each Offering Period under the Plan.

(n) “Offering Period” means a period of a duration to be determined by the Plan Administrator prior to the commencement of the Offering Period as set forth in Section 4(a).

(o) “Plan” means this INX, Inc. 2008 Employee Stock Purchase Plan.

(p) “Plan Administrator” means the Board or a committee comprised of at least two or more Board members appointed from time to time by the Board.

(q) “Purchase Date” means the last trading day of each Purchase Period under the Plan.

(r) “Purchase Period” means a period within an Offering Period of a duration to be determined by the Plan Administrator prior to the commencement of the Purchase Period as set forth in Section 4(b) .

(s) “Purchase Price” means with respect to a Purchase Period an amount equal to eighty-five percent (85%) of the Fair Market Value of a Share on the Offering Date or on the Purchase Date, whichever is lower; provided, however, that in the event (i) of any increase in the number of Shares available for issuance under the Plan as a result of a stockholder-approved amendment to the Plan, (ii) all or a portion of such additional Shares are to be issued with respect to one or more Offering Periods that are underway at the time of such increase (“Additional Shares”), and (iii) the Fair Market Value of a Share on the date of such increase (the “Approval Date Fair Market Value”) is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Purchase Price with respect to Additional Shares shall be eighty-five percent (85%) of the Approval Date Fair Market Value or the Fair Market Value of a Share on the Purchase Date, whichever is lower.

(t) “Share” means a share of Common Stock.

(u) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of grant of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

3. Eligibility.

(a) Any person who is an Employee and who meets the eligibility provisions for an Offering Period set forth in Section 3(b) below as of a date on or prior to the Offering Date established by the Plan Administrator shall be eligible to participate in such Offering Period, subject to the requirements of Section 5(a) and the limitations imposed by Code Section 423(b), and provided however that eligible Employees may not participate in more than one Offering Period at a time.

(b) Subject to Section 3(a) above and only to the extent determined by the Plan Administrator for all Employees prior to the applicable deadline date established by the Plan Administrator for an Offering Period, any Employee, other than the Employees set forth below, shall be eligible to participate in such Offering Period:

(i) Employees who are customarily employed for twenty (20) hours or less per week; and

(ii) Employees who are customarily employed for five (5) months or less in a calendar year.

(c) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i.e., be permitted to participate in an Offering Period) (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Code Section 424(d)) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary, or (ii) if such option would permit his or her rights to purchase stock under all Code Section 423 employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods and Purchase Periods.

(a) Offering Periods. The Plan shall be implemented by a series of Offering Periods, which may or may not be consecutive and each of which will be of such duration as determined by the Plan Administrator prior to the commencement of the Offering Period, provided that no Offering Period may exceed twenty-seven (27) months. Offering Periods may commence at any time as determined by the Plan Administrator (e.g., at quarterly or semi-annual intervals over the term of the Plan). The Company will announce the date each Offering Period will commence and the duration of that Offering Period in advance of the first day of such Offering Period. The Plan shall continue until terminated in accordance with Section 19 hereof. The Plan Administrator shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected, or later if permitted by applicable law.

(b) Purchase Periods. Each Offering Period shall consist of one (1) or more Purchase Periods as determined by the Plan Administrator. The last trading day of each Purchase Period shall be the “Purchase Date” for such Purchase Period. Subject to Section 2(r), the Plan Administrator shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Purchase Period to be affected, or later, if permitted by applicable law.

5. Participation.

(a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company in such manner and at such time prior to the applicable Offering Date as specifically required by the Company, unless a later time for filing the subscription agreement is set by the Company for all eligible Employees with respect to a given Offering Period. The subscription agreement shall set forth the percentage of the participant’s Compensation (subject to Section 6(a) below) to be submitted as Contributions under the Plan. A participant may increase or decrease the rate of such Contributions for any Offering Period by filing with the Company a new subscription agreement prior to the beginning of such Offering Period, or such other time as specified by the Plan Administrator.

(b) Payroll deductions shall commence with the first payroll paid following the Offering Date and shall end with the last payroll paid on or prior to the applicable Purchase Date for the Purchase Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

6. Method of Payment of Contributions.

(a) A participant shall elect to have payroll deductions submitted as Contributions on each payday during the Offering Period in an amount not less than one percent (1%) and not more than twenty percent (20%) (or such lesser or greater percentage as the Plan Administrator may establish from time to time before an Offering Date or if permitted under applicable law, the first day of any Purchase Period) of such participant’s Compensation on each payday during the Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not (i) make any additional payments into such account or (ii) change the rate of his or her payroll deductions with respect to an Offering Period or Purchase period, except as permitted by the Plan Administrator; provided, however, that a participant may discontinue his or her participation in the Plan as provided in Section 10.

(b) Notwithstanding the foregoing, to the extent necessary to comply with Code Section 423(b)(8) and Section 3(b) above, the Company may decrease a participant’s payroll deductions during any Purchase Period to zero percent (0%). Payroll deductions shall re-commence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

7. Grant of Option. On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of Shares determined by dividing such Employee’s Contributions accumulated prior to such Purchase Date and retained in the participant’s account as of the Purchase Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13, and such purchase may be subject to a limitation on the maximum number or value of Shares that may be purchased by an Employee that is established by the Plan Administrator, subject to compliance with applicable law.

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full Shares subject to the option that are permitted to be purchased pursuant to the Plan will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional Shares may be purchased under the Plan. Any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full Share shall be retained in the participant’s account, without interest, for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 below. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant’s option to purchase Shares hereunder is exercisable only by him or her.

9. Delivery. As promptly as practicable after each Purchase Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of the Shares purchased upon exercise of his or her option.

10. Voluntary Withdrawal; Termination of Employment.

(a) A participant may withdraw all but not less than all of the Contributions credited to his or her account under the Plan prior to any Purchase Date by giving written notice to the Company on or prior to the deadline date before the end of the Purchase Period specified by the Company. Upon any such election to withdraw, all of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal, his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Offering Period.

(b) Upon termination of the participant’s Continuous Status as an Employee for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Contributions to such other person as the Company may determine.

(c) In the event an Employee fails to remain in Continuous Status as an Employee for at least twenty (20) hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

(d) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

11. Automatic Withdrawal. If the Fair Market Value of the Shares on any Purchase Date of an Offering Period is less than the Fair Market Value of the Shares on the Offering Date for such Offering Period, then every participant shall automatically (i) be withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of Shares for such Purchase Period, and (ii) be enrolled in the Offering Period commencing on the first trading day subsequent to such Purchase Period.

12. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

13. Share Reserve.

(a) Subject to adjustment as provided in Section 18, the maximum number of Shares which shall be made available for sale under the Plan shall be five-hundred thousand (500,000) Shares. Such Shares shall be authorized but unissued Shares or treasury Shares. If the Plan Administrator determines that, on a given Purchase Date, the number of Shares with respect to which options are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of Shares available for sale under the Plan on such Purchase Date, the Plan Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Shares on such Purchase Date, and the Company shall (x) continue all Offering Periods then in effect, or (y) terminate any or all Offering Periods then in effect pursuant to Section 19 below. The Company may make pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

(b) The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

14. Administration. The Plan shall be supervised and administered by the Plan Administrator. The Plan Administrator shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan, and to adopt such rules and regulations not inconsistent with the Plan for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

15. Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, or the laws of descent and distribution) by the participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be void and without any effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased, and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Adjustment. Subject to any required action by the stockholders of the Company, the number of Shares covered by each option under the Plan which has not yet been exercised and the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option, as well as the maximum number of Shares which may be purchased by a participant in a Purchase Period specified pursuant to Section 7 above, and the price per Share covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the Shares (including any such change in the number of Shares effected in connection with a change in domicile of the Company), subdivision of the Shares, a rights offering, a reorganization, merger, spin-off, split-up, change in corporate structure or other similar occurrence, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Plan Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or any option.

(b) Corporate Transactions. In the event of a dissolution or liquidation of the Company, any Purchase Period and Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Plan Administrator. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute outstanding options, then all outstanding options under the Plan shall automatically be exercised immediately prior to the consummation of such action by applying all sums previously collected from participants during the Purchase Period of such transaction to the purchase of whole Shares, subject, however, to all other applicable provisions of the Plan, including the limits of Section 3(b). For purposes of this Section 18, an option shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 18); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Code Section 424(e)), the Plan Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

(c) Acquisitions and Dispositions.  The Plan Administrator may, in its sole and absolute discretion and in accordance with principles under Code Section 423, create special purchase periods for individuals who become Employees solely in connection with the acquisition of another company or business by merger, reorganization or purchase of assets and may provide for special purchase dates for participants who will cease to be Employees solely in connection with the disposition of all or a portion of any Designated Subsidiary or a portion of the Company, which purchase periods and purchase rights granted pursuant thereto shall, notwithstanding anything stated herein, be subject to such terms and conditions as the Plan Administrator considers appropriate in the circumstances.

19.	Amendment or Termination.

(a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to an Offering Period and Purchase Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and the stockholders. Except as provided in Section 18 and in this Section 19, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with any applicable law, rule or regulation, the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

(b) For purposes of clarity, without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Plan Administrator may change the Offering Periods and Purchase Periods, limit the frequency and/or number of changes in the amount of payroll deductions that may be withheld during an Offering Period or Purchase Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable which are consistent with the Plan.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof. Notwithstanding anything to the contrary contained in the Plan, to the extent permitted by applicable law, the Company or a third party designated by the Company may provide copies of the Plan and any related Plan documentation (including subscription and other documents related to participation in the Plan) to Employees by electronic delivery or other paperless technology and, if permitted by the Company, eligible Employee may submit any subscription agreement or any other Plan related documents or make Plan-related decisions electronically or via other paperless technology in accordance with such procedures as may be established by the Company from time to time.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable laws, rules and regulations, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Term of Plan; Effective Date. The Plan shall become effective upon its approval by the Company’s stockholders. It shall continue in effect to May 31, 2018 unless sooner terminated under Section 19.

23. General Provisions

(a) All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

(b) Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Designated Subsidiaries for any period of specific duration, and such person’s employment may be terminated at any time, with or without cause.

(c) The provisions of the Plan shall be governed by the laws of the State of Texas.

INX INC.
6401 SOUTHWEST FREEWAY
HOUSTON, TEXAS 77074
THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS, MAY 13, 2008
The undersigned hereby appoints Rick Hawthorne and Helena Y. Shiu, either or both of them, proxies of the undersigned with full power of substitution, to vote all shares of INX Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of INX Inc. to be held in Houston, Texas on Tuesday, May 13, 2008 at 10:00 a.m., local time, or at any adjournment or postponement thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS OF
INX INC.
MAY 13, 2008
PLEASE DATE, SIGN AND MAIL
YOUR PROXY CARD IN THE
ENVELOPE PROVIDED AS SOON
AS POSSIBLE
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
1.	ELECTION OF DIRECTORS:

NOMINEES
☐ FOR ALL NOMINEES	☐ James H. Long
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Donald R. Chadwick
☐ FOR ALL EXCEPT (SEE INSTRUCTIONS BELOW)	☐ John B. Cartwright
☐ Cary M. Grossman

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☑
2.	APPROVAL OF THE AMENDMENT OF THE INX INC. INCENTIVE PLAN: ☐ FOR ☐ AGAINST ☐ ABSTAIN
3.	APPROVAL OF THE ADOPTION OF THE INX INC. 2008 EMPLOYEE STOCK PURCHASE PLAN: ☐ FOR ☐ AGAINST ☐ ABSTAIN
THIS PROXY WILL BE VOTED AS INDICATED BY THE STOCKHOLDER(S). IF NO CHOICE IS INDICATED ABOVE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES AND “FOR” THE APPROVAL OF THE AMENDMENT OF THE INX INC. INCENTIVE PLAN AND “FOR” THE ADOPTION OF THE INX INC. 2008 EMPLOYEE STOCK PURCHASE PLAN.
PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Signature of Stockholder:	Date:

Signature of Stockholder:	Date:

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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